UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2023 (September 6, 2023)

Tekla Life Sciences Investors

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	811-06565	04-3147016
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Federal Street, 19th Floor Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 772-8500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	HQL	New York Stock Exchange

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Resignation of independent registered public accounting firm

On September 6, 2023, Deloitte & Touche LLP (“D&T”), the independent registered public accounting firm for the Tekla Life Sciences Investors (the “Fund”), resigned due to an anticipated independence issue arising as a result of a pending transaction between Tekla Capital Management LLC and abrdn Inc. On September 7, 2023, the Audit Committee of the Board of Trustees (the “Board”) of the Fund approved D&T’s resignation.

The reports of D&T on the Fund’s financial statements as of and for the two most recent fiscal years ended September 30, 2022 and September 30, 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainties, audit scope or accounting principles.

During the Fund’s two most recent fiscal years (ended September 30, 2022 and September 30, 2021) and the subsequent interim period through September 6, 2023, there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Fund and D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years.

Also during this same period, there were no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions under the Exchange Act).

The Fund has provided D&T with a copy of the foregoing disclosures under Item 4.01 on Form 8-K prior to filing it with the U.S. Securities and Exchange Commission (“SEC”) and has requested that D&T furnish to the Fund with a letter addressed to the SEC stating whether it agrees with the statements made by the Fund in this Item 4.01 on Form 8-K. A copy of D&T’s letter, dated September 12, 2023, is attached as Exhibit 16.1 to this report on Form 8-K.

(b) Engagement of new independent registered public accounting firm

On September 7, 2023, upon the recommendation of the Audit Committee of the Board, the Board approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2023. During the Fund’s two most recent fiscal years (ended September 30, 2022 and September 30, 2021) and the subsequent interim period prior to the engagement of KPMG, neither the Fund, nor anyone on the Fund’s behalf consulted with KPMG regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Fund’s financial statements; or (3) the subject of any “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a) (1)(v) of Regulation S-K under the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter dated September 12, 2023 from Deloitte & Touche LLP to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKLA LIFE SCIENCES INVESTORS

Date: September 12, 2023	By:	/s/ Daniel R. Omstead
Name: Daniel R. Omstead
Title: President

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter dated September 12, 2023 from Deloitte & Touche LLP to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this report on Form 8-K